UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

December 4, 2007

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03(a).	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 4, 2007, American Eagle Outfitters, Inc., through a subsidiary ("the Company"), entered into a lease for approximately 25,000 square feet of retail space at 1551 Broadway in New York, NY. The existing structure at the location will be demolished and the leased premises will be constructed by the landlords, 1551 Broadway Owner LLC and 1555 Broadway Owner LLC. The leased space will comprise three floors of retail space and basement storage for the Company's brands and approximately 14,500 square feet of electronic signage. The Company is responsible for completion of construction of the premises after delivery of the core building and the landlord is providing a $12 million tenant construction allowance.

Pursuant to the terms of the agreement, the Company will rent the property for an initial term of 15 consecutive years with three options to renew for five years each. Commencement of the term cannot start prior to September 1, 2008. The Company will be obligated to make annual base rental payments of $15 million with scheduled 3% annual rate increases over the initial term of the lease. Additionally, the Company will be responsible for 100% of all real estate taxes and insurance.

ITEM 7.01.	Regulation FD Disclosure
The information in this Item 7.01 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On December 5, 2007, the Company issued a press release announcing, among other things, the Company's new lease agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Press release dated December 5, 2007 announcing the new lease agreement.

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: December 10, 2007	By:	/s/ Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer, AE Brand

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated December 5, 2007 announcing the new lease agreement.

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.